UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On April 18, 2019, Cambridge Bancorp, Inc. (the “Company”), the holding company for Cambridge Trust Company, filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its merger of Optima Bank & Trust (“Optima”).

This Current Report on Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of the Original Report to provide the historical financial statements of Optima as described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired
•

Optima Bank & Trust Company - Audited consolidated financial statements of Optima Bank & Trust as of and for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor’s Report, dated February 14, 2019, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The following pro forma financial statements giving effect to the merger with Optima are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(b) by reference:

•

Cambridge Bancorp Unaudited Pro Forma Combined Consolidated Balance Sheet as of December 31, 2018 and Cambridge Bancorp Unaudited Pro Forma Combined Consolidated Statement of income for the year ended December 31, 2018.

(c)	Exhibits
•	Exhibit 23.1 - Consent of Baker Newman & Noyes LLC

Exhibit Index

Exhibit Number	Description
23.1*	Consent of Baker Newman & Noyes LLC
99.1*

Optima Bank & Trust Company - The audited consolidated financial statements of Optima Bank & Trust as of and for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor’s Report, dated February 14, 2019

99.2*	Cambridge Bancorp Unaudited Pro Forma Combined Consolidated Financial Statements as of and for the year ended December 31, 2018

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

May 8, 2019
	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)